UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2010

WENDY’S/ARBY’S GROUP, INC.
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(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(678) 514-4100

(Former Name or Former Address, if Changed Since Last Report):		N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On November 12, 2010, Wendy’s/Arby’s Group, Inc. (the “Company”) issued a press release announcing its results for the fiscal quarter ended October 3, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  A schedule showing certain Wendy’s® and Arby’s® restaurant statistics, including historical sales, margin and restaurant count data, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01.Financial Statements and Exhibits.

(d)              Exhibits

99.1	Press release of Wendy’s/Arby’s Group, Inc. dated November 12, 2010.
99.2	Schedule showing certain Wendy’s and Arby’s restaurant statistics, including historical sales, margin and restaurant count data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S/ARBY’S GROUP, INC.
By: /s/ STEPHEN E. HARE
Stephen E. Hare
Senior Vice President
Dated: November 12, 2010	and Chief Financial Officer

EXHIBIT INDEX

Exhibit              Description

99.1	Press release of Wendy’s/Arby’s Group, Inc. dated November 12, 2010.
99.2	Schedule showing certain Wendy’s and Arby’s restaurant statistics, including historical sales, margin and restaurant count data.